Exhibit 10.3

Privileged & Confidential Attorney Work Product

Exhibit A

ASSIGNMENT OF LEASE

This Assignment of Lease (the “Assignment”) is made and effective June 18, 2025,

BETWEEN:	US Mine Corporation (the “Lessee/Assignor”), a company organized and existing under the laws of the State of Nevada, with its head office located at:

P.O Box 580
Ione, CA 95640

AND:	Purebase Corporation (the “Assignee”), a company organized and existing under the laws of the State of Nevada, with its head office located at:

14110 Ridge Road
Sutter Creek, CA 95685

FOR THE VALUE SET FORTH HEREIN, the undersigned Assignor hereby assigns, transfers and sets over to Assignee all rights, title and interest held by the Assignor in and to the BLM Preference Right Lease Serial No. N-62445-01 (the “Lease”) between the US Bureau of Land Management (as “Lessor”) and Assignor. Prior to the effective date of Assignment, Assignor held all interests associated with the Lease, and no overriding royalties were retained.

1.	TERMS

a.	The Assignee hereby assumes and agrees to perform all the remaining and executory obligations of the Assignor under the Lease including the future Lease Payments and Minimum Exploration Expenditures and agrees to indemnify and hold the Assignor harmless from any claim or demand resulting from non-performance by the Assignee.

b.	The Assignor warrants that the Lease is without modification and remains subject to the terms contained therein.

c.	The Assignor further warrants that it has full right and authority to transfer said Lease and that the contract rights transferred herein are free of lien.

d.	This assignment shall be binding upon and inure to the benefit of the parties, their successors and assigns.

2.	CONDITIONS TO ASSIGNMENT

a.	The assignment of the Lease shall be conditional upon the satisfaction of the conditions precedent set forth in Article 2 of that certain Lease Transfer Agreement, dated as of the date hereof, by and between the Assignor and the Assignee.

b.	The assignment of the Lease shall be further conditioned on approval of the US Bureau of Land Management.

3.	LESSORS APPROVAL

a.	The parties hereto acknowledge that the Lease does not, by its terms, provide for the assignment of the Lease and that any assignment requires approval by the BLM. However, by execution of this Assignment of Lease both Assignor and Assignee agree that this assignment shall be in full force and effect and legally binding on the parties hereto and is intended to transfer all rights, title and interest under the Lease to the Assignee. Furthermore, Assignee agrees to fully indemnify Assignor for any costs or expenses which may be incurred by Assignor in any action challenging the legality or effect of this assignment.

IN WITNESS WHEREOF, the parties have executed this Assignment on the day and year first above written.

assignor US MINE CORP, a Nevada corporation	assignee PUREBASE Corporation, a Nevada corporation

Authorized Signature	Authorized Signature

John Bremer, President	Arthur S. Dockter, CEO
Print Name and Title	Print Name and Title